                                                                    Exhibit 10.2

                SECOND AMENDMENT AND CONSENT TO CREDIT AGREEMENT

            SECOND AMENDMENT AND CONSENT, dated as of December 31, 1999 (this "Amendment"), among PRIMEDIA INC., a Delaware corporation (the "Company"), the financial institutions party to the Credit Agreement described below (the "Banks"), THE BANK OF NEW YORK and BANKERS TRUST COMPANY, as Co-Syndication Agents, THE BANK OF NOVA SCOTIA, as Documentation Agent, and THE CHASE MANHATTAN BANK, as Administrative Agent. All capitalized terms used herein and not otherwise defined herein shall have the respective meanings provided such terms in the Credit Agreement referred to below.

                              W I T N E S S E T H:

            WHEREAS, the Company, Canadian Sailings Inc., the Banks, the Co-Syndication Agents, the Documentation Agent and the Administrative Agent are parties to an Amended and Restated Credit Agreement, dated as of May 24, 1996 and amended and restated as of March 11, 1999 (as amended, modified and supplemented through the date hereof, the "Credit Agreement");

            WHEREAS, the parties hereto wish to amend the Credit Agreement as herein provided;

            NOW THEREFORE, it is agreed:

I Second Amendment and Consent to Credit Agreement.

            1. Section 8.02(c) of the Credit Agreement is hereby amended by adding the following proviso to the end thereof:

      "provided that, notwithstanding the foregoing provisions of this clause
      (iv), but only to the extent such sale, transfer or disposition is structured as a leveraged recapitalization, the Company shall be permitted to structure any sale, transfer or disposition of the capital stock of a Restricted Subsidiary as a leveraged recapitalization in which up to 15% of the capital stock of the Restricted Subsidiary being recapitalized is retained (directly or indirectly) by the Company;"

            2. Section 8.05(1) of the Credit Agreement is hereby amended by deleting the amount "$25,000,000" appearing in the second line thereof and inserting the amount "$150,000,000" in lieu thereof.

            3. Section 8.10 of the Credit Agreement is hereby amended by deleting the table appearing in such Section in its entirety and inserting the following new table in lieu thereof:

                     Period                         Ratio
                     ------                         -----

          Original Effective Date to and         1.80 to 1.00
             including December 31, 2000

          January 1, 2001 to and including       2.00 to 1.00
             December 31, 2001

          January 1, 2002 to and including       2.25 to 1.00
             December 31, 2002

          January 1, 2003 and thereafter         2.50 to 1.00

            4. Section 8.11 of the Credit Agreement is hereby amended by deleting the table appearing in such Section in its entirety and inserting the following new table in lieu thereof:

                     Period                         Ratio
                     ------                         -----

          Original Effective Date to and         6.00 to 1.00
             including December 31, 2000

          January 1, 2001 to and including       5.50 to 1.00
             December 31, 2001

          January 1, 2002 to and including       5.00 to 1.00
             December 31, 2002

          January 1, 2003 and thereafter         4.50 to 1.00

            5. The definition of "Unrestricted Subsidiary Investment Limit" appearing in Section 10 of the Credit Agreement is hereby amended by deleting the amount "$200,000,000" appearing in the second line of such definition and inserting the amount "$350,000,000" in lieu thereof.

II Miscellaneous.

            1. In order to induce the Banks to enter into this Amendment, the Company hereby represents and warrants that (i) all representations, warranties and agreements contained in Section 6 of the Credit Agreement are true and correct in all material respects on and as of the

Amendment Effective Date (as defined below) (unless such representations and warranties relate to a specific earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date) and (ii) there exists no Default or Event of Default on the Amendment Effective Date, in each case both before and after giving effect to this Amendment.

            2. This Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Credit Document.

            3. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered (including by way of facsimile) shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Company and the Administrative Agent.

            4. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

            5. This Amendment shall become effective on the date (the "Amendment Effective Date") when: (i) the Company, Canadian Sailings and the Required Banks shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including, without limitation, by usage of facsimile transmission) the same to the Administrative Agent at the Notice Office; (ii) the Amendment of even date herewith to the Credit Agreement by and among the Company, the Banks, the Co-Syndication Agents, the Documentation Agent and the Administrative Agent, dated as of May 24, 1996 has become effective under the terms thereof; and (iii) the Company shall have paid to the Administrative Agent and to the Banks all fees and expenses agreed upon by such parties to be paid on or prior to the Amendment Effective Date (including, without limitation, a fee equal to 0.125% of the amount of the existing Commitment, outstanding Term Loans and outstanding B Term Loan of each Bank party to the Credit Agreement, before giving effect to this Amendment, that consents to this Amendment). This Amendment and the agreements contained herein shall be binding on the successors and assigns of the parties hereto.

            6. From and after the Amendment Effective Date, all references in the Credit Agreement and the other Credit Documents to the Credit Agreement shall be deemed to be references to the Credit Agreement as modified hereby.

                                      * * *

            IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.


                                                PRIMEDIA INC.

                                                By: /s/ [ILLEGIBLE]
                                                   -----------------------------
                                                   Title: SENIOR VICE PRESIDENT,
                                                          TREASURER


                                                CANADIAN SAILINGS INC.

                                                By:
                                                   -----------------------------
                                                   Title:


                                                THE CHASE MANHATTAN BANK,
                                                    Individually and as
                                                    Administrative Agent

                                                By:
                                                   -----------------------------
                                                   Title:


                                                BANKERS TRUST COMPANY
                                                    Individually and as
                                                    Co-Syndication Agent

                                                By:
                                                   -----------------------------
                                                   Title:


                                                THE BANK OF NEW YORK,
                                                    Individually and as
                                                    Co-Syndication Agent

                                                By:
                                                   -----------------------------
                                                   Title:


                                                THE BANK OF NOVA SCOTIA,
                                                    Individually, as Canadian
                                                    Lender and as Documentation
                                                    Agent

                                                By:
                                                   -----------------------------
                                                   Title:

                                                   BANKERS TRUST COMPANY
                                                --------------------------------


                                                By: /s/ [ILLEGIBLE]

                                                Name: GREGORY SHEFRIN
                                                Title: PRINCIPAL

                                              Name of Bank:

                                              The Bank of New York
                                              ----------------------------------


                                              By: /s/ Steven J. Correll
                                                 -------------------------------
                                                 Name:Steven J. Correll
                                                 Title: Assistant Vice President

            IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.


                                            PRIMEDIA INC.

                                            By:
                                               ---------------------------------
                                               Title:


                                            CANADIAN SAILINGS INC.

                                            By:
                                               ---------------------------------
                                               Title:


                                            THE CHASE MANHATTAN BANK,
                                                 Individually and as
                                                 Administrative Agent

                                            By:
                                               ---------------------------------
                                               Title:


                                            BANKERS TRUST COMPANY
                                                  Individually and as
                                                  Co-Syndication Agent

                                            By:
                                               ---------------------------------
                                               Title:


                                            THE BANK OF NEW YORK,
                                                  Individually and as
                                                  Co-Syndication Agent

                                            By:
                                               ---------------------------------
                                               Title:


                                            THE BANK OF NOVA SCOTIA,
                                                Individually, as Canadian
                                                Lender and as Documentation
                                                Agent

                                            By: /s/ Vincent J. Fitzgerald, Jr.
                                               ---------------------------------
                                               Title: VINCENT J. FITZGERALD, JR.
                                                      AUTHORIZED SIGNATORY

                                              Name of Bank:

                                              BANK OF AMERICA
                                              ----------------------------------


                                              By:  /s/ James T. Gilland
                                                 -------------------------------
                                                 Name: JAMES T. GILLAND
                                                 Title: MANAGING DIRECTOR

                                              Name of Bank:

                                              Bank of Hawaii
                                              ----------------------------------


                                              By:  /s/ Derek Chang
                                                 -------------------------------
                                                 Name: DEREK CHANG
                                                 Title: Asst. Vice President

                                              Name of Bank:

                                              CAPTIVA FINANCE LTD.
                                              ----------------------------------


                                              By:  /s/ John Cullinane
                                                 -------------------------------
                                                 Name: John Cullinane
                                                 Title: Director

                                              Name of Bank:

                                                         CIBC INC.
                                              ----------------------------------


                                              By:   /s/ Harold Birk
                                                 -------------------------------
                                                 Name:  Harold Birk
                                                 Title: Executive Director
                                                        CIBC World Markets Corp.
                                                        As Agent

                                              Name of Bank:

                                              CREDIT AGRICOLE INDOSUEZ
                                              ----------------------------------


                                              By: /s/ [ILLEGIBLE]
                                                 -------------------------------
                                                 Name: [ILLEGIBLE]
                                                 Title: RVP


                                              By: /s/ John McClaske
                                                 -------------------------------
                                                 Name:  JOHN MCCLASKE
                                                 Title: VP, SRM

                                              Name of Bank:

                                              Credit Lyonnais New York Branch
                                              ----------------------------------


                                              By:  /s/ W. Michael George
                                                 -------------------------------
                                                 Name: W. Michael George
                                                 Title: First Vice President

                                         Name of Bank: CREDIT SUISSE FIRSTBOSTON


                                                    /s/ Robert Hetu
                                         --------------------------------------
                                                        ROBERT HETU
                                                       VICE PRESIDENT


                                         By:   /s/ Joel Glodonski
                                            -----------------------------------
                                            Name:  Joel Glodonski
                                            Title: Managing Director

                                         Name of Bank:

                                           The Dai-Ichi Kangyo Bank, Ltd.
                                         ---------------------------------------


                                         By:  /s/ Ronald Wolinsky
                                            ------------------------------------
                                            Name:  Ronald Wolinsky
                                            Title: Vice President & Group Leader

                                              Name of Bank:

                                              DLJ Capital Funding, Inc.
                                              ----------------------------------


                                              By: /s/ [ILLEGIBLE]
                                                 -------------------------------
                                                 Name: [ILLEGIBLE]
                                                 Title: JVP

                                              Name of Bank:

                                              FIRST UNION NATIONAL BANK
                                              ----------------------------------


                                              By: /s/ Harry E. Ellis
                                                 -------------------------------
                                                 Name:  HARRY E. ELLIS
                                                 Title: MANAGING DIRECTOR
                                                        OF RISK MANAGEMENT

                                              Name of Bank:

                                              FLEET NATIONAL BANK
                                              ----------------------------------


                                              By: /s/ R.E. Anderson
                                                 -------------------------------
                                                 Name:  R.E. ANDERSON
                                                 Title: SVP

                                              Name of Bank:

                                              Franklin Floating Kate Trust
                                              ----------------------------------


                                              By: /s/ Chauncey Lufkin
                                                 -------------------------------
                                                 Name: Chauncey Lufkin
                                                 Title: Vice President

                                            Name of Bank:

                                            General Electric Capital Corporation
                                            ------------------------------------


                                            By: /s/ Janet K. Williams
                                               ---------------------------------
                                               Name:  Janet K. Williams
                                               Title: Senior Vice President

                                              Name of Bank:

                                              HSBC BANK USA
                                              ----------------------------------
                                               (fka Marine Midland Bank)


                                              By: /s/ Martin F. Brown
                                                 -------------------------------
                                                 Name:  Martin F. Brown
                                                 Title: Authorized Signatory

                                              Name of Bank:

                                              The Industrial Bank of Japan, Ltd.
                                              ----------------------------------


                                              By: /s/ William Kennedy
                                                 -------------------------------
                                                 Name:  WILLIAM KENNEDY
                                                 Title: SENIOR VICE PRESIDENT

                                              Name of Bank:

                                              The Industrial Bank of Japan, Ltd.
                                              ----------------------------------


                                              By: /s/ William Kennedy
                                                 -------------------------------
                                                 Name:  WILLIAM KENNEDY
                                                 Title: SENIOR VICE PRESIDENT

                                              Name of Bank:

                                              Natexis Banque BFCE
                                              ----------------------------------


                                              By: /s/ Cynthia E. Sachs
                                                 -------------------------------
                                                 Name:  CYNTHIA E. SACHS
                                                 Title: VP. GROUP MANAGER


                                              By: /s/ Claudia V. Padron
                                                 -------------------------------
                                                       CLAUDIA V. PADRON
                                                           ASSOCIATE

                                          OASIS COLLATERALIZED HIGH INCOME
                                          PORTFOLIOS-I, LTD

                                          By: INVESCO Senior Secured Management,
                                          Inc., as Sub-Advisor


                                          By: /s/ Joseph Rotondo
                                             -----------------------------------
                                             Name:  Joseph Rotondo
                                             Title: Authorized Signatory

                                              Name of Bank:

                                              K2H HIGHLAND-2 LLC
                                              ----------------------------------


                                              By: /s/ Susan Lee
                                                 -------------------------------
                                                 Name:  Susan Lee
                                                 Title: Authorized Agent

                                              Name of Bank:

                                              K2H HIGHLAND-2 LLC
                                              ----------------------------------


                                              By: /s/ Susan Lee
                                                 -------------------------------
                                                 Name:  Susan Lee
                                                 Title: Authorized Agent

                                              Name of Bank:

                                               Mellon Bank, N.A.
                                              ----------------------------------


                                              By: /s/ Paul F. Noel
                                                 -------------------------------
                                                 Name:  Paul F. Noel
                                                 Title: Vice President

                                              Name of Bank:

                                               MERITA BANK PLC
                                              ----------------------------------


                                              By: /s/ Clifford Abramsky
                                                 -------------------------------
                                                 Name:  CLIFFORD ABRAMSKY
                                                 Title: VICE PRESIDENT


                                              By: /s/ William Keller
                                                 -------------------------------
                                                 Name:  William Keller
                                                 Title: Vice President

                                   MERRILL LYNCH SENIOR FLOATING RATE FUND, INC.


                                   By:      /s/ Joseph Matteo
                                      ------------------------------------------
                                                 JOSEPH MATTEO
                                              AUTHORIZED SIGNATORY

                                   Name of Bank:

                                   The Mitsubishi Trust and Banking Corporation
                                   ---------------------------------------------


                                   By: /s/ Beatrice Kossodo
                                      ------------------------------------------
                                      Name:  Beatrice Kossodo
                                      Title:  Senior Vice President

                                              Name of Bank:

                                                Bank of Montreal, Chicago Branch
                                              ----------------------------------


                                              By: /s/ Ola Anderssen
                                                 -------------------------------
                                                 Name:  OLA ANDERSSEN
                                                 Title: DIRECTOR

                                              Name of Bank:

                                                NEW YORK LIFE INSURANCE COMPANY
                                              ----------------------------------


                                              By: /s/ S. Thomas Knoff
                                                 -------------------------------
                                                 Name:  S. Thomas Knoff
                                                 Title: Director

                                              Name of Bank:

                                                NEW YORK LIFE INSURANCE COMPANY
                                              ----------------------------------


                                              By: /s/ S. Thomas Knoff
                                                 -------------------------------
                                                 Name:  S. Thomas Knoff
                                                 Title: Director

                                             OCTAGON INVESTMENT PARTNERS II, LLC

                                             By: Octagon Credit Investors, LLC
                                                 as sub-investment manager


                                                    /s/ James P. Ferguson
                                             -----------------------------------
                                             By:    James P. Ferguson
                                             Title: Senior Portfolio Manager

                                           OCTAGON INVESTMENT PARTNERS III, LTD.

                                           By: Octagon Credit Investors, LLC
                                               as Portfolio Manager


                                                  /s/ James P. Ferguson
                                           -----------------------------------
                                           By:    James P. Ferguson
                                           Title: Senior Portfolio Manager

                                              Name of Bank:

                                                   PARIBAS
                                              ----------------------------------


                                              By: /s/ Ernie Sigal
                                                 -------------------------------
                                                 Name:  ERNIE SIGAL
                                                 Title: ASSISTANT V.P


                                              By: /s/ Raymond T. Baxter
                                                 -------------------------------
                                                 Name:  Raymond T. Baxter
                                                 Title: Group Vice President

                                       Sprint Enhanced Indexation
                                       -----------------------------------------
                                       By: Pacific Investment Management Company
                                       as its Investment Advisor acting through
                                       The Northern Trust Company in the
                                       Nominee Name of How & Co.


                                       By: /s/ Mohan V. Phansalkar
                                          --------------------------------------
                                          Name: Mohan V. Phansalkar
                                          Title: Senior Vice President

                                       PIMCO Low Duration Fund
                                       -----------------------------------------
                                       By: Pacific Investment Management Company
                                       as its investment advisor, acting through
                                       Investors Fiduciary Trust Company in the
                                       Nominee Name of IFTCO.


                                       By: /s/ Mohan V. Phansalkar
                                          --------------------------------------
                                          Name: Mohan V. Phansalkar
                                          Title: Senior Vice President

                                       PIMCO Total Return Fund
                                       -----------------------------------------
                                       By: Pacific Investment Management Company
                                       as its investment advisor, acting through
                                       Investors Fiduciary Trust Company in the
                                       Nominee Name of IFTCO.


                                       By: /s/ Mohan V. Phansalkar
                                          --------------------------------------
                                          Name: Mohan V. Phansalkar
                                          Title: Senior Vice President

                                       Captiva III Finance, Ltd.
                                       -----------------------------------------
                                       as advised by Pacific Investment
                                       Management Company

                                       By: /s/ David Dyer
                                          --------------------------------------
                                          Name:  DAVID DYER
                                          Title: DIRECTOR


                                       Captiva IV Finance, Ltd.
                                       as advised by Pacific Investment
                                       Management Company


                                       By: /s/ David Dyer
                                          --------------------------------------
                                          Name:  DAVID DYER
                                          Title: DIRECTOR

                                              Name of Bank:

                                                PNC BANK, NATIONAL ASSOCIATION
                                              ----------------------------------


                                              By: /s/ John M. Iadanza
                                                 -------------------------------
                                                 Name:  JOHN M. IADANZA
                                                 Title: ASSISTANT VICE PRESIDENT

                                              Name of Bank:

                                                Riggs Bank N.A.
                                              ----------------------------------


                                              By: /s/ David H. Olson
                                                 -------------------------------
                                                 Name:  David H. Olson
                                                 Title: Group Vice President

                              SANKATY HIGH YIELD PARTNERS II, L.P.


                              By: /s/ Diane J. Exter
                                 -----------------------------------------------

                              Name: Diane J. Exter
                                   ---------------------------------------------

                              Title: Executive Vice President, Portfolio Manager
                                    --------------------------------------------

                              SANKATY HIGH YIELD PARTNERS II, L.P.


                              By: /s/ Diane J. Exter
                                 -----------------------------------------------

                              Name: Diane J. Exter
                                   ---------------------------------------------

                              Title: Executive Vice President, Portfolio Manager
                                    --------------------------------------------

                                         Name of Bank:

                                         THE SANWA BANK, LIMITED
                                         ---------------------------------------


                                         By: /s/ Stephen C. Small
                                            ------------------------------------
                                            Name:  Stephen C. Small
                                            Title: Vice President & Area Manager

                                         Name of Bank:

                                          SOCIETE GENERALE, NEW YORK BRANCH
                                         ---------------------------------------


                                         By: /s/ Elaine Khalil
                                            ------------------------------------
                                            Name:  Elaine Khalil
                                            Title: Vice President

                                         Name of Bank:

                                         STRATA FUNDING LTD.
                                         ---------------------------------------


                                         By: /s/ John Cullinane
                                            ------------------------------------
                                            Name:  John Cullinane
                                            Title: Director

                                         Name of Bank:

                                         STB Delaware Funding Trust I
                                         ---------------------------------------


                                         By: /s/ Donald C. Hargadon
                                            ------------------------------------
                                            Name:  Donald C. Hargadon
                                            Title: Assistant Vice President

                                         Name of Bank:

                                         TORONTO DOMINION (TEXAS), INC.
                                         ---------------------------------------


                                         By: /s/ Debbie A. Greene
                                            ------------------------------------
                                            Name:  DEBBIE A. GREENE
                                            Title: VICE PRESIDENT

                                         Name of Bank:

                                         Union Bank of California, N
                                         ---------------------------------------


                                         By: /s/ Lena M. Bryant
                                            ------------------------------------
                                            Name:  LENA M. BRYANT
                                            Title: VICE PRESIDENT